                                                                 EXHIBIT (e)(1)

(AMERICAN GENERAL LOGO)
--------------------------------------------------------------------------------

                                  APPLICATION
                                      FOR
             GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

--------------------------------------------------------------------------------

1.   OWNER:
                                     ----------------------------------------------------------------------------

2.   ADDRESS:
                                     ----------------------------------------------------------------------------

                                     ----------------------------------------------------------------------------

3.   TELEPHONE NO. / FACSIMILE NO:   ______ - ______ - _______ / ______ - ______ - _______

4.   TAX I.D. NO.:                   --------------------------------------

5.   NATURE OF BUSINESS:
                                     ----------------------------------------------------------------------------

6.   PROPOSED EFFECTIVE DATE:        _________________ _____, _______
                                           Month        Day     Year

7.   PROPOSED INSUREDS'
     ELIGIBILITY AND CLASSIFICATION: ----------------------------------------------------

8.   PROPOSED INSUREDS:              Attached is a listing of Proposed Insureds, including the following information for each of them:
                                     [_] Social Security Number; [_] Date of Birth; [_] Gender;
                                     [_] Zip Code; either [_] the amount of Initial Premium, or
                                     [_] the Initial Face Amount of Insurance;
                                     [_] the Planned Premium; and [_] Riders, if any.

9.   DEATH BENEFIT QUALIFICATION     [_] Guideline Premium/Corridor Test
     METHOD:                         [_] Cash Value Accumulation Test

10.  LIFE INSURANCE PROCEEDS         [_] Option I:   The Face Amount includes the Account Value.
     OPTION:                                The Life Insurance Proceeds for each Insured will be the
     (IRC Section 7702)                     higher of: the Face Amount; or, the Account Value as to the
                                            Insured multiplied by the Minimum Death Benefit factor for the Death Benefit Qualification Method selected above for the
                                            Attained Age at death.

                                     [_] Option II: The Face Amount is in addition to the Account Value.
                                            The Life Insurance Proceeds for each Insured will be the
                                            higher of: the Face Amount plus the Account Value; or, the
                                            Account Value as to the Insured multiplied by the Minimum
                                            Death Benefit factor for the Death Benefit Qualification
                                            Method selected above for the Attained Age at death.

11.  INITIAL FACE AMOUNT OPTION:     [_] (a)The Initial Face Amount will be calculated by the Company based on the initial premium amount for each Insured, as
                                            specified by the Owner; or,

                                     [_] (b)The Initial Face Amount will be specified by the Owner and the initial premium amount will be calculated by the Company.

14COLI400                                                           Side 1 of 2

12.   RIDERS (if any):                 --------------------------------------------

                                       --------------------------------------------

                                       --------------------------------------------

13.   PREMIUM FREQUENCY:               ________[annual, unless otherwise specified]

14.   BENEFICIARY:                     --------------------------------------------
      (Name, Address, Tax I.D. Number) --------------------------------------------

                                       --------------------------------------------

15.   ADDENDA AND SCHEDULES (if any):  --------------------------------------------

                                       --------------------------------------------

                                       --------------------------------------------

THE UNDERSIGNED OWNER HEREBY MAKES APPLICATION TO AMERICAN GENERAL LIFE INSURANCE COMPANY FOR THE COVERAGE DESCRIBED ABOVE. NO COVERAGE UNDER THE POLICY WILL TAKE EFFECT, UNLESS AND UNTIL, WHILE EACH PROPOSED INSURED IS LIVING, THE APPLICATION IS APPROVED, THE FULL INITIAL PREMIUM IS PAID AND THE POLICY IS DELIVERED AND ACCEPTED BY THE OWNER.

THE UNDERSIGNED OWNER REPRESENTS THAT IT HAS AN INSURABLE INTEREST IN THE LIVES OF THE PROPOSED INSUREDS AND THAT IT HAS COMPLIED WITH CONSENT REQUIREMENTS UNDER APPLICABLE LAW.

THE UNDERSIGNED OWNER REPRESENTS THAT THE ANSWERS TO THE ABOVE QUESTIONS AND THE STATEMENTS MADE HEREIN AND IN ANY ADDENDA, SCHEDULES, AND ATTACHMENTS HERETO ARE TRUE AND CORRECT TO THE BEST OF HIS/HER KNOWLEDGE AND BELIEF, AND AGREES THAT THIS APPLICATION SHALL BE ATTACHED TO AND MADE A PART OF THE GROUP POLICY TO BE ISSUED BY THE COMPANY.

SIGNED BY THE OWNER AT __________________________  (City, State)

           OWNER                Signature:
                                            --------------------------------------------------------------------------------
                                Name:
                                            --------------------------------------------------------------------------------
                                Title:
                                            --------------------------------------------------------------------------------
                                Date:       ______________________ ________,            ------------------------------
                                            Month                  Day                  Year
           AGENT                Signature:
                                            --------------------------------------------------------------------------------
                                Name:
                                            --------------------------------------------------------------------------------
                                Title:
                                            --------------------------------------------------------------------------------
                                Date:       ______________________ ________,            ------------------------------
                                            Month                  Day                  Year

14COLI400                                                           Side 2 of 2